UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2019

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

The information set forth under “Item 8.01. Other Events” of this Current Report on Form 8-K with respect to the shelf registration statement is incorporated into this Item 7.01 by reference.

Section 8 – Other Events

Item 8.01 – Other Events

On May 13, 2019, Perma-Fix Environmental Services, Inc. (the “Company”) filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”). The Company has no current plans to sell securities under the new registration statement, and it only filed the shelf registration as part of its ongoing commitment to evaluate all options to enhance shareholder value, if it should desire and be in a position to opportunistically access the capital markets at a future date.

Under the shelf registration, once it is declared effective by the SEC, the Company may offer and sell, from time to time, up to 2,500,000 shares of its common stock. So long as the Company’s public float remains below $75 million, an offering under this registration statement will be limited to a value of not more than one-third of the public float within any 12-month period.

The terms of any securities offered under the registration statement, and the intended use of the net proceeds resulting therefrom, would be established at the times of the offerings, if any, and would be described in prospectus supplements filed with the SEC at the times of the offerings. Although the registration statement relating to these securities has been filed with the SEC, it has not yet become effective and, at this time, the Company does not have any commitments or plans to sell securities under the shelf registration statement.

Securities registered under the shelf registration statement may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This Form 8-K is not an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the securities covered under the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering

This Form 8-K contains “forward-looking statements” which are based largely on the Company’s expectations and are subject to various business risks and uncertainties, certain of which are beyond the Company’s control. Forward-looking statements generally are identifiable by use of the words such as “believe”, “expects”, “intends”, “anticipate”, “could potentially”, “plans to”, “estimates”, “projects”, and similar expressions. Forward-looking statements include, but are not limited to, whether we will actually effect an offering of our common stock pursuant to the registration statement once it is declared effective by the SEC, and the Company’s belief that as part of its ongoing commitment to evaluate all options to enhance shareholder value, it should be in a position to opportunistically access the capital markets. These forward-looking statements are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. While the Company believes the expectations reflected in this news release are reasonable, it can give no assurance such expectations will prove to be correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this release, including, without limitation, the other risk factors and business considerations described under the heading “Risk Factors” in our 2018 Form 10-K, our Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2019, and the Registration Statement on Form S-3. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that bear upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated: May 14, 2019	By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer